UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2023

GLOBALSTAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33117	41-2116508
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1351 Holiday Square Blvd.
Covington,	LA	70433
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (985) 335-1500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.0001 per share	GSAT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
Globalstar, Inc. (the "Company") held its Annual Meeting of Stockholders on June 27, 2023, at which 1,610,811,889 shares were represented in person or by proxy, constituting a quorum under the Company’s Bylaws.

The Company submitted five matters to the vote of stockholders. A summary of the matters voted upon by stockholders is set forth below.

1. Stockholders elected each of the two nominees for Class B director to serve for a term to expire at the 2026 Annual Meeting of Stockholders by the following votes:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
James F. Lynch	1,308,292,753	75,641,637	47,865,083	179,012,416
Timothy E. Taylor	1,338,231,329	45,708,907	47,859,237	179,012,416

2. Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2023 by the following votes:

Votes For	Votes Against	Abstentions
1,553,805,597	8,757,752	48,248,540

3. Stockholders approved, on an advisory basis, the compensation of the Company's named executive officers by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,372,672,629	10,769,074	48,357,770	179,012,416

4. Stockholders voted in favor of three years for the frequency of future advisory votes for the Company's executive compensation by the following votes:

One Year	Two Years	Three Years	Abstentions
176,675,894	2,306,249	1,205,157,407	47,659,923

Based on the voting results for Proposal No. 4 and consistent with the Company’s Board of Directors' recommendation in the Company’s proxy statement for the Annual Stockholders Meeting, the Board of Directors has determined that the Company will hold a future advisory vote on the Company’s executive compensation every three years until the next required vote on the frequency of future advisory votes on the Company’s executive compensation.

5. Stockholders approved the Company’s entry into the Guaranty of certain of the Company’s obligations under its Prepayment Agreements with an affiliate of the Thermo Companies by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
302,566,418	50,218,177	1,162,901	179,012,416

James Monroe, III, our Executive Chairman and controlling stockholder, and his affiliates, including the Thermo Companies (“Thermo”), were not entitled to vote on Proposal No. 5. For purposes of Proposal No. 5, a total of 1,077,851,977 shares of our common stock were owned and voted by Mr. Monroe and his affiliates, and, accordingly, were not entitled to vote on the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    GLOBALSTAR, INC.

                            /s/ David B. Kagan
                            David B. Kagan
                            Chief Executive Officer

Date: June 27, 2023